UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 5, 2013

PERRIGO COMPANY

(Exact name of registrant as specified in its charter)

MICHIGAN	001-09689	38-2799573
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Eastern Avenue, Allegan, Michigan	49010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (269) 673-8451

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 5, 2013, Perrigo Company (“Perrigo”) issued a press release announcing that it has commenced a cash tender offer and consent solicitation for its 2.95% Notes due 2023. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Irish Takeover Rules

The Perrigo directors accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the Perrigo directors (who have taken all reasonable care to ensure that such is the case), the information in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1% or more of any relevant securities in Perrigo or Elan Corporation, plc may have disclosure obligations under Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by Perrigo Company on November 5, 2013.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY
(Registrant)

	By:	/s/ Judy L. Brown
Dated: November 5, 2013		Judy L. Brown
Executive Vice President and Chief Financial Officer (Principal Accounting and Financial Officer)

Exhibit Index

Exhibit 99.1 – Press release issued by Perrigo Company on November 5, 2013.